Exhibit 10.8

                          SECURITIES PURCHASE AGREEMENT

         THIS SECURITIES PURCHASE AGREEMENT (this "Agreement") is dated as of the date on the signature page of this Agreement, by and between HEALTH DISCOVERY CORPORATION, a Texas corporation (the "Company"), and the undersigned (the "Purchaser").

         WHEREAS, the Company and the Purchaser are executing and delivering this Agreement in reliance upon the exemption from securities registration afforded under Regulation S as promulgated by the United States Securities and Exchange Commission (the "Commission") under Section 5 of the Securities Act of 1933, as amended (the "Securities Act"); and

         WHEREAS, subject to the terms and conditions set forth in this Agreement, the Company desires to issue and sell to the Purchaser, and the Purchaser desires to purchase from the Company, shares of common stock of the Company, no par value (the "Common Stock").

         NOW, THEREFORE, in consideration of the promises and mutual covenants and agreements herein, the Company and the Purchaser hereby agree as follows:

                                   DEFINITIONS

        1. Definitions. In addition to the terms defined in the introductory paragraph, the following terms used herein shall have the following meanings:

              "Directed Selling Efforts" means any activity undertaken for the purpose of, or that could reasonably be expected to have the effect of, conditioning the market in the United States for any of the Common Stock. Such activity includes placement of an advertisement in a publication with a general circulation in the United States that refers to the offering of securities being made in reliance upon Regulation S.

              "Distributor" means any underwriter, dealer or other person who participates, pursuant to a contractual arrangement, in the distribution of shares of Common Stock.

              "Person" means an individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof) or other entity of any kind.

              "Private Placement Memorandum" shall mean that certain memorandum, dated April 10, 2005 and delivered to Purchaser.

              "Regulation S" means Regulation S promulgated by the United States Securities and Exchange Commission under the Securities Act.

              "Restricted Period" means a period that commences on the later of the date upon which the Shares were first offered to persons other than Distributors in reliance upon Regulation S or the Closing Date and expires one year thereafter.

              "Securities Act" mans the United States Securities Act of 1933, as amended.

              "U.S. Person" means:

                    a. Any natural person resident in the United States;

                    b. Any partnership or corporation  organized or incorporated under the laws of the United States;

                    c. Any estate or which any  executor or  administrator  is a
              U.S. Person;

                    d. Any trust of which any trustee is a U.S. Person;

                    e. Any agency or branch of a foreign  entity  located in the
              United States;

                    f. Any  non-discretionary  account or similar account (other than an estate or trust) held by a dealer or other fiduciary for the benefit or account of a U.S. Person;

                    g. Any discretionary  account or similar account (other than an estate or trust) held by a dealer or other fiduciary organized, incorporated, or (if an individual) resident in the United States; and

                    h. Any  partnership  or  corporation  if: (A)  organized  or incorporated under the laws of any foreign jurisdiction; and (B) formed by a U.S. Person principally for the purpose of investing in securities not registered under the Securities Act, unless it is organized or incorporated, and owned, by "accredited investors" (as defined in Rule 501(a) under the Securities Act) who are not natural persons, estates or trusts.

              Notwithstanding the above:

                    a. Any discretionary  account or similar account (other than an estate or trust) held for the benefit or account of a non-U.S. Person by a dealer or other professional fiduciary organized, incorporated, or (if an individual) resident in the United States shall not be deemed a "U.S. Person."

                    b. Any estate of which any professional  fiduciary acting as executor or administrator is a U.S. Person shall not be deemed a U.S. Person if:

                           (i) An executor or administrator of the estate who is not a U.S. Person has sole or shared investment discretion with respect to the assets of the estate; and

                           (ii) The estate is governed by foreign law.

                    c. Any trust of which any  professional  fiduciary acting as trustee is a U.S. Person shall not be deemed a U.S. Person if a trustee who is not a U.S. Person has sole or shared investment discretion with respect to the trust assets, and no beneficiary of the trust (and no settlor if the trust is revocable) is a U.S. Person.


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

                    d. An employee  benefit plan established and administered in accordance with the law of a country other than the United States and customary practices and documentation of such country shall not be deemed a U.S. Person.

                    e. Any agency or branch of a U.S. Person located outside the
              United States shall not be deemed a "U.S. Person" if:

                        (i) The agency or branch operates for valid business reasons; and

                        (ii) The agency or branch is engaged in the business of insurance or banking and is subject to substantive insurance or banking regulation, respectively, in the jurisdiction where located.

                    The International  Monetary Fund, the International Bank for
              Reconstruction and Development, the Inter-American Development Bank, the Asian Development Bank, the African Development Bank, the United Nations, and their agencies, affiliates and pension plans, and any other similar international organizations, their agencies, affiliates and pension plans also shall not be deemed "U.S. Persons."

              "United   States"  means  the  United   States  of  America,   its
territories and possessions, any state of the United States, and the District of Columbia.

                                PURCHASE AND SALE

         Purchase and Sale.

                  Subject to the terms and conditions set forth herein, the Company shall issue and sell to the Purchaser, and the Purchaser shall purchase from the Company, _________ shares of Common Stock (the "Shares"). The purchase price for the Shares shall be $0.32 per share, and the aggregate purchase price shall be ____________ (the "Purchase Price").

         Closing.

                  a. The Closing. The closing (the "Closing") of the purchase and sale of the Shares shall take place on the day (the "Closing Date") upon which the Company receives (at the Company's address listed on the signature page of this Agreement) and accepts the following:

(i) two (2) copies of this Agreement, each duly executed by the Purchaser, and

(ii) the Purchase Price by personal check, wire transfer, bank check or money order.

b. Delivery of the Securities. Upon Closing, the Company shall deliver, as soon as reasonably practicable, to the Purchaser (at the Purchaser's address listed on the signature page of this Agreement):

(i) one (1) copy of this Agreement, duly executed by the Company, and

(ii) a certificate evidencing the Shares, registered in the books and records of the Company in the name of the Purchaser.

c. Rejection of the Purchase and Sale. The Company reserves the absolute right to reject this Agreement for any reason, including, but not limited to, the Company's determination, in its sole discretion, that this Agreement was not properly executed by the Purchaser or that the Purchase Price was not properly delivered, or if the Company's acceptance may, in the opinion of its counsel, be unlawful. If for any reason this Agreement is not accepted by the Company, the Purchase Price will be returned to the Purchaser's address as soon as reasonably possible, without any interest thereon. After the Purchaser executes this Agreement and delivers the Purchase Price to the Company, the Purchaser may not revoke or rescind acceptance of this Agreement without the written consent of the Company.

                         REPRESENTATIONS AND WARRANTIES

         Representations and Warranties of the Company. The Company represents and warrants to the Purchaser that, to its knowledge, the statements contained in this Section 3.1 are true, correct and complete, in all material respects, as of the date of this Agreement, and will be true correct and complete, in all material respects, as of the Closing Date.

                  a.       Offshore Transaction.

                           (i) At the time the buy order for the Shares was originated, the Company and/or its agent reasonable believed that the Purchaser was outside of the United States, was not a U.S. Person and was not acquiring the Shares for the account or benefit of a U.S. Person.

                           (ii) The Company has no reason to believe that the resale of any of the Shares has been prearranged with a purchaser in the United States.

                           (iii) The sale of the Shares by the Company is not a transaction that is part of any plan or scheme to evade the registration provisions of the Securities Act.


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

                  b. No Directed Selling Efforts. Neither the Company or any affiliate of the Company, nor any person acting on behalf of the Company or any affiliate of the Company, has engaged in any Directed Selling Efforts in the United States.

                  c. General Representations.

         (i) Organization and Qualification. The Company is duly incorporated, validly existing and in good standing under the laws of the State of Texas, with the requisite corporate power and authority to carry on its business as currently conducted. The Company is duly qualified as a foreign corporation to do business and is in good standing as a foreign corporation in each jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary, except where the failure to be so qualified or in good standing, as the case may be, would not, individually or in the aggregate, (x) adversely affect the legality, validity or enforceability of this Agreement or any of the transactions contemplated hereby, (y) have or result in a material adverse effect on the results of operations, assets, or financial condition of the Company, taken as a whole, or (z) impair the Company's ability to perform fully on a timely basis its obligations hereunder (any of (x), (y) or (z), being a "Material Adverse Effect"). The Company has made available to the Purchaser true and correct copies of the Company's Articles of Incorporation, as in effect on the date of this Agreement (the "Articles of Incorporation"), and the Company's Bylaws, as in effect on the date of this Agreement (the "Bylaws").

         (ii) Authorization; Enforcement. The Company has the requisite corporate power and authority to enter into and to consummate the transactions contemplated by this Agreement and otherwise to carry out its obligations hereunder. The execution and delivery of this Agreement by the Company and the consummation by it of the transactions contemplated hereby have been duly authorized by all necessary corporate action by the Company. This Agreement has been duly executed by the Company and when delivered in accordance with the terms hereof will constitute the valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally the enforcement of, creditors' rights and remedies or by other equitable principles of general application and except that rights to indemnification and contribution may be limited by federal or state securities laws or public policy relating thereto.


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

         (iii) Capitalization. As of the date of this Agreement, except for equity securities issued or to be issued in connection with the Company's warrant funding activities, the authorized capital stock of the Company consists of [200,000,000] shares of Common Stock, of which [66,582,127] shares are issued and outstanding and options to acquire [8,600,000] shares have been granted. All of such outstanding shares of capital stock have been, or upon issuance will be, validly authorized and issued, fully paid and nonassessable. The issuance and sale of the Shares will not obligate the Company to issue shares of Common Stock or other securities to any Person (other than the Purchaser) and will not result in a right of any holder of Company securities to adjust the exercise, conversion, exchange or reset price under such securities.

         (iv) Authorization and Validity; Issuance of Shares. The Shares are and will at all times hereafter continue to be duly authorized and, when issued and paid for in accordance with this Agreement, will be validly issued, fully paid and non-assessable, free and clear of all liens.

         (v) No Conflicts. The execution, delivery and performance of this Agreement by the Company and the consummation by the Company of the transactions contemplated hereby do not and will not (i) conflict with or violate any provision of the Articles of Incorporation, Bylaws or other organizational documents of the Company, (ii) subject to obtaining the consents referred to in
Section 3.1(vi), conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture, patent, patent license or instrument to which the Company is a party or by which any property or asset of the Company is bound or affected, except where such conflict or violation has not resulted or would not reasonably be expected to result, individually or in the aggregate, in a Material Adverse Effect, or (iii) result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which the Company is subject or by which any material property or asset of the Company is bound, except where such conflict has not resulted or would not reasonably be expected to result, individually or in the aggregate, in a Material Adverse Effect.


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

         (vi) Consents and Approvals. The Company is not required to obtain any consent, waiver, authorization or order of, give any notice to, or make any filing or registration with, any court or other federal, state, local or other governmental authority, regulatory or self regulatory agency, or other Person in connection with the execution, delivery and performance by the Company of this Agreement, other than (i) the application(s) or any letter(s) acceptable to the Over-the-Counter Bulletin Board ("OTCBB"), and (ii) any filings, notices or registrations under applicable federal or state securities laws (the "Required Approvals"), except where failure to do so has not resulted or would not reasonably result, individually, or in the aggregate, in a Material Adverse Effect.

         (vii) Litigation; Proceedings. Except as specifically set forth on in the SEC Documents (hereinafter defined) there is no action, suit, notice of violation, proceeding or investigation pending or threatened against or affecting the Company or any of its subsidiaries or any of their respective properties before or by any court, governmental or administrative agency or regulatory authority (collectively, an "Action") which (i) adversely affects or challenges the legality, validity or enforceability of any of this Agreement, or
(ii) would reasonably be expected to, individually or in the aggregate, have a Material Adverse Effect. There has not been, and there is not pending or contemplated, any investigation by the Commission involving the Company or any current or former director that was a director of the Company at any time during the last three years or officer of the Company. The Commission has not issued any stop order or other order suspending the effectiveness of any registration statement filed by the Company or any subsidiary under the Exchange Act or the Securities Act.

         (viii) No Default or Violation. The Company (i) is not in default under or in violation of any indenture, loan or other credit agreement or any other agreement or instrument to which it is a party or by which it or any of its properties is bound and which is required to be included as an exhibit to any SEC Document, (ii) is in violation of any order of any court, arbitrator or governmental body applicable to it, (iii) is in violation of any statute, rule or regulation of any governmental authority to which it is subject, (iv) is in default under or in violation of its Articles of Incorporation, Bylaws or other organizational documents, respectively in the case of (i), (ii) and (iii), except where such violations have not resulted or would not reasonably result, individually or in the aggregate, in a Material Adverse Effect.

         (ix) SEC Documents; Financial Statements. Since November 2001, the Company has filed all reports, schedules, forms, statements and other documents required to be filed by it (including relevant amendments), with the Commission, pursuant to Section 13, 14 or 15(d) of the Exchange Act (collectively referred to herein as the "SEC Documents"). As of their respective dates, the SEC Documents complied in all material respects with the requirements of the
Securities Act and the Exchange Act and the rules and regulations of the Commission promulgated thereunder, and none of the SEC Documents, when filed, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. The financial statements of the Company included in the SEC Documents comply in all material respects with applicable accounting requirements and the rules and regulations of the Commission with respect thereto as in effect at the time of filing. Such financial statements fairly present in all material respects the financial position of the Company and its consolidated subsidiaries as of and for the dates thereof and the results of operations and cash flows for the periods then ended, subject, in the case of unaudited statements, to normal, immaterial, year-end audit adjustments.

         (x) Material Changes. Since the date of the latest audited financial statements included within the SEC Documents, except as specifically disclosed in the SEC Documents or in the Private Placement Memorandum, (i) there has been no event, occurrence or development that has had or that could result in a Material Adverse Effect, (ii) the Company has not incurred any liabilities other than (A) trade payables and accrued expenses incurred in the ordinary course of business consistent with past practice, and (B) liabilities not required to be reflected in the Company's financial statements pursuant to GAAP or required to be disclosed in filings made with the Commission, (iii) the Company has not altered its method of accounting or the identity of its auditors, and (iv) the Company has not declared or made any dividend or distribution of cash or other property to its shareholders or purchased, redeemed or made any agreements to purchase or redeem any shares of its capital stock.


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

         (xi) Listing and Maintenance Requirements. The Company has not, in the two years preceding the date of this Agreement, received notice from the OTCBB or any other exchange or market on which the Common Stock is or has been listed or quoted to the effect that the Company is not in compliance with the listing or maintenance requirements of such exchange or market. The Company is, and has no reason to believe that it will not in the foreseeable future continue to be, in compliance with all such listing and maintenance requirements of the OTCBB. The issuance and sale of the Shares and Warrant hereunder does not contravene the rules and regulations of the OTCBB and approval of the shareholders of the Company is not required for the Company to issue and deliver to the Purchaser the number of Shares and Warrant Shares contemplated by this Agreement.

         (xii) Broker's Fees. The Purchaser shall have no obligation with respect to any fees or with respect to any claims made by or on behalf of other Persons for fees of a type that may be due in connection with the transactions contemplated by this Agreement.

         (xiii) Disclosure. All disclosure provided to the Purchaser regarding the Company, its business, and the transactions contemplated hereby, contained in this Agreement or in the Private Placement Memorandum, are true and correct and do not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading.

         Representations and Warranties of the Purchaser. The Purchaser hereby represents and warrants to the Company as follows:

                  a.  Offshore  Transaction;   Offering   Restrictions;   Resale
Restrictions.

                           (i) The Purchaser is not, at the time the offer to purchase the Shares was made to the Purchaser was not, and on the Closing Date will not be, a U.S. Person.

                           (ii) The purchase by the Purchaser of the Shares hereunder has been duly authorized by all necessary action on the part of the Purchaser. This Agreement has been duly executed and delivered by the Purchaser and constitutes the valid and legally binding obligation of the Purchaser, enforceable against the Purchaser in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights generally and to general principles of equity and except that rights to indemnification and contribution may be limited by federal or state securities laws or public policy relating thereto.


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

                           (iii) At the time the buy order for the Shares was originated, the Purchaser was outside the United States and is outside of the United States as of the date of the execution and delivery of this Agreement.

                           (iv) No resale of any of the Shares has been pre-arranged with a purchaser in the United States.

                           (v) The Purchaser is not a Distributor and is not purchasing the Shares with the intent of distributing the Shares on behalf of the Company or a Distributor or any of their affiliates.

                           (vi) The Purchaser is purchasing the Shares for its own account (and/or for the account of other non-U.S. Persons who are outside of the United States) and not for the account or benefit of any U.S. Person.

                           (vii) The Purchaser hereby covenants and agrees to resell any of the Shares only in accordance with the provisions of Regulation S, pursuant to registration of the Shares under the Securities Act or pursuant to an available exemption from registration under the Securities Act.

                           (viii) The certificates representing the Shares will bear a legend substantially as follows:

              THE SHARES OF COMMON STOCK REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND MAY NOT BE OFFERED OR SOLD EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S UNDER THE SECURITIES ACT. THE ISSUER WILL REFUSE TO REGISTER ANY TRANSFER OF SUCH SHARES NOT MADE IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S AND WILL REQUIRE, AS A CONDITION TO ANY REGISTRATION OF TRANSFER, AN OPINION OF COUNSEL, A CERTIFICATE OR SUCH OTHER EVIDENCE AS MAY BE SATISFACTORY TO THE ISSUER TO THE EFFECT THAT THE TRANSFER HAS BEEN MADE IN ACCORDANCE WITH REGULATION S, PURSUANT TO REGISTRATION UNDER THE SECURITIES ACT, OR PURSUANT TO AN AVAILABLE EXEMPTION FROM REGISTRATION PROMULGATED UNDER THE SECURITIES ACT.

                           (ix) Prior to reselling any of the Shares during the Restricted Period, the Purchaser will send a notice to the potential purchaser that such potential purchaser may be subject to the restrictions of Regulation S during the Restricted Period.

                           (x) Neither the Purchaser nor any entity controlled by the Purchaser has a short position in the Common Stock nor will have a short position in the Common Stock at any time prior to the expiration of the Restricted Period.

                           (xi) The purchase of the Shares by the Purchaser is not a transaction that is part of any plan or scheme to evade the registration provisions of the Securities Act.

                  b.       Independent Investigation; Access to Information

                           (i) The Purchaser can bear the economic risk of losing its entire investment in the Company.

                           (ii) The Purchaser has the knowledge, experience and skill in financial and business matters to be capable of evaluating the merits and risks of the investment in the Company.

                           (iii) The Purchaser has had an adequate opportunity to ask questions of and receive answers from the Company and its officers concerning the terms and conditions of this investment, to inspect and copy all material documents relating to the Company, and to obtain any additional information that is necessary to verify the accuracy of the information the Purchaser has received. The Purchaser has not received any information from nor has the Purchaser relied upon the name or reputation of any law firm or accounting firm that the Company or any persons acting on its behalf may have mentioned as being involved in this sale or as being the Company's legal counsel or accounting firm.

                           (iv) The Purchaser acknowledges that an investment in the Company involves high risks, and has taken full cognizance of and understands all of the risk factors related to an investment in the Company, including, but not limited to the following:

                  c. The Purchaser acknowledges that the Company has limited operating history upon which an evaluation of the Company's performance could be based. There can be no assurance that the Company will be able to sell its products or services or that operations will be profitable. The likelihood of success of the Company is speculative and the Purchaser is familiar with the many problems, difficulties, complications and delays frequently encountered in the operation and development of new and expanding businesses.

                  d. The Purchaser acknowledges that the Company has no firm orders for its products or services and may not have profits or revenues in the foreseeable futures.

                           (i) The Purchaser has discussed the suitability of the investment in the Company for its particular tax and financial situation with its legal, tax, and financial advisors to the extent the Purchaser deems appropriate, and has neither received nor relied upon any advice of the Company or any person or persons acting for or on behalf of the Company.

                           (ii) The Purchaser acknowledges and is aware that the trading market for the Common Stock is limited and no assurance can be given that a liquid trading market for the Common Stock will develop in the foreseeable future.

                           (iii)  No one has  represented  to the  Purchaser  or
         promised expressly or by implication any of the following: (a) the amount or type of profit, or loss (including tax write-offs and/or tax benefits) to be realized, if any, as a result of investment in the Shares; and (b) that the past performance or experience of the existing or proposed officers and/or directors of the Company or any affiliate, their associates, agents, or employees or of any other person gives any assurance that the Company will be successful in its business operations.

                           (iv) All of the representations and information provided in this Agreement and any additional information that the Purchaser has furnished to the Company with respect to the Purchaser are accurate and complete as of the date of the Agreement, and the Company may rely on such information in determining the suitability of the Purchaser to purchase the Shares. If there should be any material adverse change in any such representations or information prior to the issuance of the Shares to the Purchaser, the Purchaser will immediately furnish accurate and complete information concerning any such material change to the Company. The Company may rely on the representations and warranties of the Purchaser now and after the Purchaser has received the Shares.

                                OTHER AGREEMENTS

         Transfer Restrictions. The Company hereby covenants and agrees that it will refuse to register any transfer of any of the Shares not made in accordance with the provisions of Regulation S and this Agreement. The Purchaser hereby acknowledges that the requirement that the Company refuse the transfer of Shares contained in this Section has been included for the benefit of the Company and the Purchaser and that, prior to any registration of transfer and as a condition to such registration, the Company shall have the right to request an opinion of counsel, a certificate or such other evidence as may be satisfactory to the Company to the effect that the transfer has been made in accordance with Regulation S and this Agreement.

         Furnishing of Information. As long as the Purchaser owns the Shares, the Company covenants to timely file (or obtain extensions in respect thereof and file within the applicable grace period) all reports required to be filed by the Company after the date of this Agreement pursuant to the Exchange Act. As long as the Purchaser owns the Shares, if the Company is not required to file reports pursuant to such laws, it will prepare and furnish to the Purchaser, and make publicly available in accordance with Rule 144(c), such information as is required for the Purchaser to sell the Shares under Rule 144.

         Integration. The Company shall not and shall use its best efforts to ensure that no affiliate of the Company shall sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security (as defined in Section 2 of the Securities Act) that would be integrated with the offer or sale of the shares of Common Stock hereunder in a manner that would require the registration under the Securities Act of the sale of the shares Common Stock to the Purchaser.

         Non-Public Information. Except for information regarding the transaction contemplated by this Agreement and the terms and conditions hereof, the Company covenants and agrees that neither it nor any other Person acting on its behalf will provide the Purchaser or its agents or counsel with any information that the Company believes constitutes material non-public information, unless prior thereto the Purchaser shall have executed a written agreement regarding the confidentiality and use of such information. The Company understands and confirms that the Purchaser shall be relying on the foregoing representations in effecting transactions in securities of the Company. Notwithstanding anything to the contrary herein, the Purchaser shall not engage in any trading activity in the Company's securities in violation of Regulation M of the Exchange Act.

         Use of Proceeds. The Company shall use the net proceeds from the sale of the Shares for working capital purposes.

         Best Efforts. Both of the parties hereto shall use its best efforts to satisfy each of the conditions to be satisfied by it as provided in Article IV of this Agreement.

                                   CONDITIONS

         Closing.

a. Conditions Precedent to the Obligation of the Company to Sell the Shares. The obligation of the Company to sell the Shares is subject to the satisfaction or waiver by the Company, at or before the Closing Date, of each of the following conditions:

(i) the representations and warranties of the Purchaser in this Agreement shall be true and correct in all material respects as of the date when made and as of the Closing Date;

(ii) the Purchaser shall have performed, satisfied and complied in all material respects with all covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the Purchaser at or before the Closing Date; and

(iii) no statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction which prohibits the consummation of any of the transactions contemplated by this Agreement.

b. Conditions Precedent to the Obligation of the Purchaser to Purchase the Shares. The obligation of the Purchaser hereunder to acquire and pay for the Shares at the Closing is subject to the satisfaction or waiver by the Purchaser, at or before the Closing Date, of each of the following conditions:

(i) the representations and warranties of the Company set forth in this Agreement shall be true and correct in all respects as of the date when made and as of the Closing Date;

(ii) the Company shall have performed, satisfied and complied in all respects with all covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the Company at or before the Closing Date;

(iii) no statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction which prohibits the consummation of any of the transactions contemplated by this Agreement; and

(iv) all Required Approvals shall have been obtained.

                                 INDEMNIFICATION

         Indemnification.

a. By the Company. The Company will indemnify and hold the Purchaser harmless from any and all losses, liabilities, obligations, claims, contingencies, damages, costs and expenses, including all judgments, amounts paid in settlements, court costs and reasonable attorneys' fees and costs of investigation that the Purchaser may suffer or incur as a result of or relating to any misrepresentation, breach or inaccuracy, or any allegation by a third party that, if true, would constitute a breach or inaccuracy, of any of the representations, warranties, covenants or agreements made by the Company in this Agreement; provided, however, that any and all payments, in the aggregate, made or due by the Company as a result of the obligations of this Section 6.1 shall be limited to, and in no case shall exceed, the Purchase Price paid by the Purchaser, as stated in Section 2.1 herein.

b. By the Purchaser. The Purchaser will indemnify and hold the Company harmless from any and all losses, liabilities, obligations, claims, contingencies, damages, costs and expenses, including all judgments, amounts paid in settlements, court costs and reasonable attorneys' fees and costs of investigation that the Company may suffer or incur as a result of or relating to any misrepresentation, breach or inaccuracy, or any allegation by a third party that, if true, would constitute a breach or inaccuracy, of any of the representations, warranties, covenants or agreements made by the Purchaser in this Agreement.

                                  MISCELLANEOUS

         Entire Agreement. This Agreement contains the entire understanding of the parties with respect to the subject matter hereof and supersedes all prior agreements and understandings, oral or written, with respect to such matters.

         Notices. Whenever it is provided herein that any notice, demand, request, consent, approval, declaration or other communication shall or may be given to any of the parties by another, or whenever any of the parties desires to give another any such communication with respect to this Agreement, each such notice, demand, request, consent, approval, declaration or other communication shall be in writing, and shall be delivered in person with receipt acknowledged or by registered or certified mail, return receipt requested, postage prepaid, or by telecopy and confirmed by telecopy answerback addressed as follows:

     If to the Company:                        With a Copy to:

         Health Discovery Corporation            Powell Goldstein LLP
         1116 South Old Temple Road              One Atlantic Center
         Lorena, Texas 76655                     Fourteenth Floor
         Attn: Robert S. Braswell IV             1201 West Peachtree Street, NW
         Facsimile: (254) 744-9310               Atlanta, Georgia 30309
                                                 Attn:  Todd Wade, Esq.
                                                 Facsimile:  (404) 572-6999

     If to the Purchaser:

         To the address listed on the signature
         page of this Agreement

or at such other address as may be substituted by notice given as herein provided. The giving of any notice required hereunder may be waived in writing by the party entitled to receive such notice. Every notice, demand, request, consent, approval, declaration or other communication hereunder shall be deemed to have been duly given and effective on the earliest of (a) the date of transmission, if such notice or communication is delivered via facsimile prior to 6:30 p.m. (New York City time) on a business day, (b) the next business day after the date of transmission, if such notice or communication is delivered via facsimile on a day that is not a business day or later than 6:30 p.m. (New York City time) on any business day, (c) the business day following the date of mailing, if sent by a U.S. nationally recognized overnight courier service, or
(d) upon actual receipt by the party to whom such notice is required to be given. As used herein, a "business day" means any day except Saturday, Sunday or a day which is a federal legal holiday or a day on which banking institutions in the State of New York are authorized or required by law or other governmental action to close.

         Amendments; Waivers. No provision of this Agreement may be waived or amended except in a written instrument signed, in the case of an amendment, by both the Company and the Purchaser or, in the case of a waiver, by the party against whom enforcement of any such waiver is sought. No waiver of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of either party to exercise any right hereunder in any manner impair the exercise of any such right accruing to it thereafter.

         Headings. The headings herein are for convenience only, do not constitute a part of this Agreement, and shall not be deemed to limit or affect any of the provisions hereof.

         Successors and Assigns; Assignability; No Third-Party Beneficiaries. Neither this Agreement nor any right, remedy, obligation or liability arising hereunder, or by reason hereof, shall be assignable by the Purchaser without the prior written consent of the Company. In the event that this Agreement is assigned, all covenants contained herein shall bind and inure to the benefit of the parties hereto and their respective successors and assigns. This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other Person.

         Governing Law; Waiver of Jury Trial. All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by and construed and enforced in accordance with the internal laws of the State of Georgia, without regard to the principles of conflicts of law thereof. Each party agrees that all proceedings concerning the interpretations, enforcement and defense of the transactions contemplated by this Agreement (whether brought against a party hereto or its respective affiliates, directors, officers, shareholders, employees or agents) (each a "Proceeding") shall be commenced exclusively in the state and federal courts sitting in the Atlanta,
Georgia. Each party hereto hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in the Atlanta, Georgia for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any Proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such Proceeding is improper. Each party hereto hereby irrevocably waives personal service of process and consents to process being served in any such Proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. Each party hereto hereby irrevocably waives, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceeding arising out of or relating to this Agreement or the transactions contemplated hereby. If either party shall commence a Proceeding to enforce any provisions of this Agreement, then the prevailing party in such Proceeding shall be reimbursed by the other party for its attorneys fees and other costs and expenses incurred with the investigation, preparation and prosecution of such Proceeding.

         Survival. The representations, warranties, agreements and covenants contained herein shall survive following the Closing.

         Counterparts; Execution. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original and all of which together shall be deemed to be one and the same instrument. In the event that any signature is delivered by facsimile transmission, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile signature page were an original thereof.

         Publicity. The Purchaser shall not issue any press release or make any public disclosure regarding the transactions contemplated hereby unless such press release or public disclosure is approved by the Company in advance. Notwithstanding the foregoing, each of the parties hereto may, in documents required to be filed by it with the SEC or other regulatory bodies, make such statements with respect to the transactions contemplated hereby as each may be advised by counsel is legally necessary or advisable, and may make such disclosure as it is advised by its counsel is required by law.

         Severability. In case any one or more of the provisions of this Agreement shall be invalid or unenforceable in any respect, the validity and enforceability of the remaining terms and provisions of this Agreement shall not in any way be affected or impaired thereby and the parties will attempt to agree upon a valid and enforceable provision which shall be a reasonable substitute thereof, and upon so agreeing, shall incorporate such substitute provision in this Agreement.

         Further Assurances. Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

         Remedies. In addition to being entitled to exercise all rights provided herein or granted by law, including recovery of damages, the Purchaser and the Company will be entitled to specific performance under this Agreement. The parties agree that monetary damages may not be adequate compensation for any loss incurred by reason of any breach of obligations described in the foregoing sentence and hereby agrees to waive in any action for specific performance of any such obligation the defense that a remedy at law would be adequate.

         Fees and Expenses. Except as provided herein, each Party shall pay the fees and expenses of its own advisers, accountants and other experts.

                         [Remainder of Page Left Blank]

         IN WITNESS WHEREOF, the parties hereto have caused this Securities Purchase Agreement to be duly executed by their respective authorized persons as of the day and year below.

                                     HEALTH DISCOVERY CORPORATION

                                     By:________________________________________

                                           Name:________________________________

                                           Title:_______________________________

                                     Date:  ______________________, 2005

IN MAKING AN INVESTMENT DECISION, THE PURCHASER MUST RELY ON ITS OWN EXAMINATION OF THE COMPANY AND THE TERMS OF THE SALE OF THE SHARES, INCLUDING THE MERITS AND RISKS INVOLVED. THESE SECURITIES HAVE NOT BEEN RECOMMENDED BY ANY FEDERAL OR STATE SECURITIES COMMISSION OR REGULATORY AUTHORITY. FURTHERMORE, THE FOREGOING AUTHORITIES HAVE NOT CONFIRMED THE ACCURACY OR DETERMINED THE ADEQUACY OF THIS DOCUMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                     PURCHASER

                                     ___________________________________________

                                     Name:______________________________________

                                     Date:    ______________________, 2005

                                     Address:

                                     ___________________________________________

                                     ___________________________________________

                                     ___________________________________________

                                     Resident and citizen of____________________